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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 14, 1997 (except with respect to the matter discussed in Note 16 of Notes to Consolidated Financial Statements, as to which the date is July 14, 1997) included in Friendly Ice Cream Corporation's Form S-1 Registration Statement File No. 333-34635.

                                          ARTHUR ANDERSEN LLP

Hartford, Connecticut

November 13, 1997